Effective immediately, the sub-section entitled “Disclosure of Portfolio Holdings” beneath the main heading "Management of the Fund" is restated in its entirety as follows:

Disclosure of Portfolio Holdings. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI.

For each MFS fund, by clicking on a fund name under "Select a fund" on the MFS Web site (mfs.com), the following information is generally available to you:

Information	Approximate Date of Posting To Web Site
Fund’s top 10 holdings as of each month’s end	14 days after month end
Fund’s full holdings as of each month’s end	24 days after month end

Holdings also include short positions. If a fund has substantial investments in both equity and debt instruments, the fund’s top 10 equity holdings and top 10 debt holdings will be made available.

In addition, for MFS Cash Reserve Fund, MFS Money Market Fund, and MFS Government Money Market Fund, by clicking on a fund name under "Select a fund" on the MFS Web site (mfs.com), the following information is generally available to you:

Information	Approximate Date of Posting To Web Site
Fund’s full holdings as of each month’s end	5 business days after month end

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will generally remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.